ACQUISITIONS, LICENSING AGREEMENTS AND ASSETS HELD FOR SALE - Estimated Fair Value Assets Acquired and Liabilities Assumed (Details) - USD ($) $ in Millions	Mar. 06, 2019	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Business Combinations
Goodwill		$ 13,044	$ 13,126	$ 13,142	$ 15,593
Synergy
Business Combinations
Accounts receivable	$ 7
Inventories	24
Prepaid expenses and other current assets	5
Product brand intangible assets (estimated useful life 7 years)	159
Accounts payable	(1)
Accrued expenses	(17)
Total identifiable net assets	177
Goodwill	3
Total fair value of consideration transferred	$ 180
Weighted- Average Remaining Useful Lives (Years)	7 years